EXHIBIT 10.1

AMENDMENT NO. 2 AND WAIVER TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 2 AND WAIVER TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT, dated as of May 16, 2016 (this “Amendment”), is entered into by and among HORSEHEAD CORPORATION, a company organized under the laws of the State of Delaware (“Horsehead”), THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), HORSEHEAD METAL PRODUCTS, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), ZOCHEM INC., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and HORSEHEAD HOLDING CORP., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead, INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and CANTOR FITZGERALD SECURITIES, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Lenders from time to time party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and the other parties named therein are parties to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, dated as of February 8, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers hereby inform the Administrative Agent and the Lenders that certain Defaults or Events of Default exist under Sections 7.01(b) and 7.01(c) of the Credit Agreement as a result of (i) the Borrowers’ failure to file, on or prior to fifty-five (55) days after the Petition Date, a Reorganization Plan that is in form and substance acceptable to the Required Lenders, the ad hoc committee of Senior Secured Noteholders and the Debtors and disclosure statement with respect to the Acceptable Plan with the Bankruptcy Court as required under Sections 5.18(e) of the Credit Agreement, (y) the order approving the Disclosure Statement not being entered by the Bankruptcy Court on or prior to seventy-five (75) days after the Petition Date as required under Section 5.18(f) of the Credit Agreement and (z) the order recognizing the order by the Bankruptcy Court approving the Disclosure Statement not being entered by the Canadian Court on or prior to seventy-seven days after the Petition Date as required under Section 5.18(g) of the Credit Agreement, (ii) Zochem’s failure to comply the minimum required EBITDA-R covenant set forth in Section 6.21(b)(ii) of the Credit Agreement for the periods ending February 29, 2016, March 31, 2016 and April 30, 2016 (the “Financial Covenant

Default”), (iii) the Borrowers’ failure to provide the amount of “Calcine Shipments - tons”, “Calcine Zinc Contained tons” and “Recycling facility conversion costs” as required under Section 5.06(j) of the Credit Agreement for the month ending February 29, 2016 and March 31, 2016 by the applicable dates required under Section 5.06(j) of the Credit Agreement, (iv) the Borrowers’ failure to make a duly completed Compliance Certificate publicly available as required under Section 5.06(c) of the Credit Agreement for the months ending February 29, 2016 and March 31, 2016 by the applicable dates required under Section 5.06(c) of the Credit Agreement, (v) the Borrowers’ breach of the representations and warranties set forth in Section 4.06 of the Credit Agreement and Borrowing Requests dated as of February 16, 2016 and February 26, 2016 and the Borrowers’ failure to meet the conditions precedent in Sections 3.02(a) and 3.02(b) of the Credit Agreement, in each case, resulting from the Borrowers’ drawing of Advances after the occurrence and during the continuance of the Financial Covenant Default, (vi) the updated DIP Budget required to be delivered pursuant to Section 5.06(h) of the Credit Agreement on or prior to the third Business Day after the tenth week covered by the Initial DIP Budget not being satisfactory to the Required Lenders, and (vii) the Borrower’s failure to promptly provide notice of the occurrence of the foregoing Defaults or Events of Default (the foregoing Defaults and/or Events of Default, collectively, the “Specified Events of Default”);
WHEREAS, pursuant to Section 5.06(a) of the Credit Agreement, the Annual Financials and certain other information and materials described in Section 5.06(a) of the Credit Agreement with respect to the Fiscal Year ending December 31, 2015 are required to be delivered to the Administrative Agent for further distribution to each Lender and the advisors to the Lenders not later than 150 days after the end of the Fiscal Year ending December 31, 2015 (the “Annual Financials Deadline”);
WHEREAS, in accordance with Section 9.01 of the Credit Agreement, the Borrowers have requested that the Required Lenders agree to (i) waive the Specified Events of Default, (ii) temporarily waive compliance with the Annual Financials Deadline and (iii) make certain modifications to the Credit Agreement; and
WHEREAS, the Required Lenders have consented to (i) waive the Specified Events of Default, (ii) temporarily waive compliance with the Annual Financials Deadline solely as provided herein and (iii) amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Limited Waiver.

(a)    Subject to the terms and conditions set forth herein, the Required Lenders hereby waive the Specified Events of Default.
(b)    Subject to the terms and conditions set forth herein, the Required Lenders hereby (i) waive compliance by the Borrowers of the Annual Financials Deadline and (ii) consent to the delivery of the Annuals Financials and certain other information and materials described in Section 5.06(a) of the Credit Agreement with respect to the Fiscal Year ending December 31, 2015 to the Administrative Agent for further distribution to each Lender and the advisors to the Lenders on or prior to May 31, 2016. In order to induce the Required Lenders to execute this Amendment, each Borrower agrees that any failure by the Borrowers to comply with the delivery of the Annual Financials and certain other information and materials described in Section 5.06(a) of the Credit Agreement with respect to the Fiscal Year ending December 31, 2015 to the Administrative Agent for further distribution to each Lender and the advisors to the Lenders on or prior to May 31, 2016, shall constitute an immediate Default under the Credit Agreement.
2.    Amendments to Credit Agreement.
2.1    Sections 5.18(e), 5.18(f), 5.18(g), 5.18(h) and 5.18(i) of the Credit Agreement are hereby amended and restated in its entirety as follows:
(e)    On or prior to April 13, 2016, filing by the Debtors of a Reorganization Plan that is in form and substance acceptable to the Required Lenders, the ad hoc committee of Senior Secured Noteholders and the Debtors (as amended, modified or supplemented with the consent of the Required Lenders and the ad hoc committee of Senior Secured Noteholders, the “Acceptable Plan”) and disclosure statement with respect to the Acceptable Plan (as amended, modified or supplemented with the consent of the Required Lenders and the ad hoc committee of Senior Secured Noteholders, the “Disclosure Statement”) with the Bankruptcy Court;
(f)    On or prior to June 3, 2016, entry by the Bankruptcy Court of an order approving the Disclosure Statement;
(g)    On or prior to June 6, 2016, entry by the Canadian Court of an order recognizing order by the Bankruptcy Court approving the Disclosure Statement;
(h)    On or prior to July, 13, 2016, entry by the Bankruptcy Court of an order approving the Acceptable Plan;
(i)    On or prior to July 15, 2016, entry by the Canadian Court of an order recognizing such order by the Bankruptcy Court approving the Acceptable Plan
2.2    Section 5.06(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(j)    Non-Financial Operating Metric Reporting. As soon as available and in any event not later than (x) 15 days after the end of each month of each Fiscal Year of Horsehead Holding, deliver to the financial advisor and counsel to the Lenders and the Lenders who are subject a confidentiality agreement reasonably acceptable to the Borrower and (y) 25 days after the end of each month of each Fiscal Year of Horsehead Holding, deliver to the Administrative Agent for further distribution to each Lender and make publicly available (including through filing with the Bankruptcy Court), the items specified in Schedule 5.06(j); provided, that the amount of “Calcine Shipments - tons”, “Calcine Zinc Contained tons” and “Recycling facility conversion costs” are not required to be made publicly available.
2.3    Section 6.21(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ii)    Permit EBITDA-R for Zochem to be less than the corresponding amount set forth below opposite each EBITDA-R Test Period set forth below:

Period	Minimum EBITDA-R
EBITDA-R Test Period ending February 29, 2016	$437,000
EBITDA-R Test Period ending March 31, 2016	$754,000
EBITDA-R Test Period ending April 30, 2016	$1,230,000
EBITDA-R Test Period ending May 31, 2016	$1,785,000
EBITDA-R Test Period ending June 30, 2016	$2,405,000
EBITDA-R Test Period ending July 31, 2016	$3,086,000
EBITDA-R Test Period ending August 31, 2016	$3,831,000
EBITDA-R Test Period ending September 30, 2016	$4,479,000
EBITDA-R Test Period ending October 31, 2016	$5,200,000
EBITDA-R Test Period ending November 30, 2016	$5,929,000
EBITDA-R Test Period ending December 31, 2016	$6,593,000

2.4    Section 7.01(s) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(s)    DIP Budget. The updated DIP Budget required to be delivered pursuant to Section 5.06(h) on or prior to the third Business Day after the week ending June 25, 2016 covered by the Initial DIP Budget is not satisfactory to the Required Lenders for whatever reason in their sole discretion; or
2.5    Section 7.01 of the Credit Agreement is hereby amended by adding the following clause (t):
(t)    Any settlement entered into by any Borrower Party or any other party including, without limitation, the Committee, with respect to any claim of the administrative agent or lenders under the Macquarie Credit Agreement or related loan document in any of the Chapter 11 Cases is not satisfactory to the Required Lenders for whatever reason in their sole discretion.
3.    Effectiveness of Amendment. The effectiveness of the agreements contained herein is conditioned upon (the date on which such condition having been satisfied being referred to herein as the “Amendment Effective Date”), the Administrative Agent having received duly executed counterparts hereof which, when taken together, bear the authorized signatures of (i) the Borrowers and (ii) the Required Lenders.
4.    Reassertion of Representations and Warranties; No Default. After giving effect to this Amendment, on the Amendment Effective Date, each Borrower hereby (i) confirms that the representations and warranties set forth in Article IV of the Credit Agreement and each other Loan Document are true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document), except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document) as of such earlier date, and (ii) there will exist no Default or Event of Default under the Loan Documents. The parties hereto agree that this Amendment shall constitute a Loan Document.
5.    Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty under the Credit Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Guarantors hereby further acknowledges that the Borrowers, the

Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of this Amendment or other Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.
6.    No Amendments; Confirmation; Limited Purpose Amendment and Waiver. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as modified hereby. Nothing herein shall be deemed to entitle the Borrower Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Notwithstanding anything to the contrary herein, the limited waiver set forth herein (i) is a limited waiver, (ii) is limited to the express terms hereof, (iii) is effective only with respect to the specific instance and the specific purpose for which it is given and (iv) shall not be deemed a waiver for any other purpose and of any term, condition, representation or covenant applicable to the Borrower Parties under the Credit Agreement and any other Loan Document except as expressly set forth in this Amendment. NOTWITHSTANDING THE LIMITED WAIVER SET FORTH IN THIS AMENDMENT, THE LENDERS REQUIRE STRICT COMPLIANCE BY THE BORROWER PARTIES AT ALL TIMES WITH ALL TERMS, CONDITIONS AND PROVISIONS OF THE CREDIT AGREEMENT AND ANY OTHER LOAN DOCUMENT. On or after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended hereby.
7.    Release. Notwithstanding anything herein to the contrary, effective as of the Amendment Effective Date, each Borrower Party covenants and agrees that the Borrower Parties unconditionally release and irrevocably discharge (i) the Lenders, (ii) the Administrative Agent, and (iii) the respective officers, directors, attorneys, financial advisors, employees, managers, members, partners, agents, accountants and other professionals of the parties listed in clauses (i) and (ii), in each case, in their respective capacities as such, (collectively clauses (i) through (iii) being the “Released Parties,” and each a “Released Party”) from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, in all cases with respect to this Amendment, the Credit Agreement or any other Loan Document, based in whole or in part on any act, omission, transaction or occurrence from the beginning of time through the Amendment Effective Date (collectively, the “Released Claims”); provided, however, to the extent that a Released Claim is determined by a court of competent jurisdiction to have actually been caused by (x) the gross negligence or willful misconduct of a Released Party or (y) the material breach of the obligations of a Released Party (other than the Administrative Agent or any sub-agent thereof) under the Loan Documents, such release shall not be available to such Released Party with respect to such Released Claim.
8.    No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Administrative Agent or the Lenders with respect to the Obligations.
9.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender, and the successors and permitted assigns of each of the parties hereto and each Lender (subject to and in accordance with Section 9.07 of the Credit Agreement).
10.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.
11.    Entire Agreement. This Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby.
12.    Governing Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
13.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
14.    Instruction to Administrative Agent. Each of the Lenders signatory hereto (constituting Required Lenders) directs the Administrative Agent to execute this Amendment and authorizes the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrowers and Lenders agree that the indemnifications provided in Section 9.05 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the day and year first above written.

HORSEHEAD CORPORATION

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

ZOCHEM INC.

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

CANTOR FITZGERALD SECURITIES,
as Administrative Agent

By:    /s/ James Bond
Name:    James Bond
Title:    Chief Operating Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Hotchkis and Wiley High Yield Fund,
as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley High Yield Fund

Hotchkis and Wiley Capital Income Fund,
as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley Capital Income Fund

San Diego County Employees Retirement Association, as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the San Diego County Employees Retirement Association

Santa Barbara County Employees Retirement System, as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Santa Barbara County Employees Retirement System

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

National Elevator Industry Pension Fund,
as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the National Elevator Industry Pension Plan

University of Dayton,
as Lender

By:    /s/ Anna Marie Lopez
Name:    Anna Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the University of Dayton

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Greywolf Capital Management LP, on behalf of Greywolf Event Driven Master Fund, as Lender

By:    /s/ Christopher Samios
Name:    Christopher Samios

Title:	General Counsel

Greywolf Capital Management LP, on behalf of Greywolf Strategic Master Fund SPC Ltd. — MSP 2, as Lender

By:    /s/ Christopher Samios
Name:    Christopher Samios
Title:    General Counsel

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

MAK Capital Fund LP,
as Lender

By:    /s/ Michael Kaufman
Name:    Michael Kaufman

Title:	Managing Member

MAK-ro Capital Master Fund LP,
as Lender

By:    /s/ Michael Kaufman
Name:    Michael Kaufman

Title:	Managing Member

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Deerwood Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:    /s/ Jeff Stolt
Name:    Jeff Stolt

Title:	Chief Financial Officer

Pine River Fixed Income Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:    /s/ Jeff Stolt
Name:    Jeff Stolt

Title:	Chief Financial Officer

Pine River Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:    /s/ Jeff Stolt
Name:    Jeff Stolt

Title:	Chief Financial Officer

Pine River Convertibles Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:    /s/ Jeff Stolt
Name:    Jeff Stolt

Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Trishield Special Situations Master Fund Ltd.,
as Lender

By:    /s/ Robert Harteveldt
Name:    Robert Harteveldt

Title:	CEO

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

WFM Fund (HoldCo-1) Inc,
as Lender

By:    /s/ R. Valdez
Name:    R. Valdez

Title:	Authorized Person

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement